SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): August 28, 2002


                         Accelr8 Technology Corporation
                         ------------------------------
             (Exact name of registrant as specified in its charter)


          Colorado                    0-11485                   84-1072256
          --------                    -------                   ----------
(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)


            303 East Seventeenth Avenue, #108, Denver, Colorado 80203
            ---------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code (303) 863-8088


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a)  Resignation of Previous Independent Accountants

     On August 28, 2002, Accelr8 Technology Corporation (the "Company") received a letter of resignation from Levine, Hughes & Mithuen, Inc. (" LH&M"), as the Company's independent public accountants. LH&M advised the Company that it was resigning as the Company's independent public accountants as a result of a decision by LH&M's management to limit their involvement with the audit of public companies filing periodic reports under the Securities Exchange Act of 1934, as amended.

     The reports by LH&M on the Company's financial statements during the preceding two years contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

     During the preceding two fiscal years and through August 28, 2002, there were no disagreements between the Company and LH&M on any matter of accounting principles or practices, financial statement disclosure, or audit scope or procedure, which, if not resolved to LH&M's satisfaction, would have caused LH&M to make reference to the subject matter of the disagreements in connection with LH&M's reports on the Company's financial statements.

     During the preceding two fiscal years and through August 28, 2002, there were no reportable events required to be disclosed pursuant to Item 304(a)(1)(v).

     Pursuant to Item 304(a)(3), on August 29, 2002, LH&M furnished the Company a letter addressed to the Securities and Exchange Commission stating it agrees with the statements made by the Company in response to Item 304(a). A copy of the LH&M letter is included as Exhibit 16.1.

(b)  Engagement of New Independent Accountants.

     On August 29, 2002, the Company's audit committee named Anton Collins Mitchell LLP, an independent member of the BDO Seidman alliance, as its new independent accountants. During the preceding two fiscal years and through August 29, 2002, the Company has not consulted with Anton Collins Mitchell LLP regarding the matters described in, and required to be disclosed pursuant to
Item 304(a)(2)(i) or Item 304(a)(2)(ii) of Regulation S-K.

ITEM 7. EXHIBITS

16.1      Levine, Hughes & Mithuen, Inc. Letter Dated August 29, 2002


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 29, 2002                      ACCELR8 TECHNOLOGY CORPORATION


                                           BY: /s/ THOMAS V. GEIMER
                                           ------------------------
                                           THOMAS V. GEIMER, CHAIRMAN